UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – April 21, 2008

The First of Long Island Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-12220	11-2672906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York		11545

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The First of Long Island Corporation (the “Corporation”) filed a Form 8-K on September 26, 2007 to report that John T. Lane was elected to the Board of Directors of the Corporation and its wholly-owned subsidiary, The First National Bank of Long Island (the “Bank”), effective November 1, 2007. It was not known at that time on which Board committees of the Corporation and the Bank Mr. Lane would serve. On February 27, 2008, the Corporation filed Amendment No. 1 on Form 8-K/A to report that John T. Lane was appointed to serve on the Governance and Nominating Committee of the Corporation and the Loan Committee of the Bank. This Amendment No. 2 on Form 8-K/A is being filed to provide the following information within Item 5.02.

Item 5.02. Election of Director

At a meeting of the Board of Directors held on April 21, 2008, John T. Lane was appointed to serve on the Audit Committee of the Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation
(Registrant)

Date: April 22, 2008	By: /s/ Mark D. Curtis

Mark D. Curtis
Senior Vice President & Treasurer
(principal accounting & financial officer)

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